SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

Ami James Brands, Inc.

(Exact name of registrant as specified in its charter)

Nevada	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

333-183870

(Commission File Number)

1360 Washington Ave. Miami Beach, FL 33139
(Address of principal executive offices) (Zip Code)

305-531-4556
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

License Agreement

On November 15, 2017, Ami James Brands, Inc.. (the “Company”) entered into a Termination of License Agreement, Full Release (the “Release”) with Brand Strategy Group, Inc. (the “Licensor”), a Wyoming corporation. Pursuant to the Release, the Parties agreed to void the License Agreement dated May 3, 2017, and to release and discharge each other from any actions, causes of action, losses, damages, claims, contracts, debts, and suits arising under or related thereto..

The foregoing description of the Release does not purport to be complete and is qualified in its entirety by reference to the complete text of the Release, which is filed as Exhibits 10.1 to this Current Report and incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit	Filing
10.01	Release	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ami James Brands, Inc.
(Registrant)

Date: November 16, 2017	By: /s/Ira Morris
Ira Morris
Chief Executive Officer